The Bedford Shares of the

Money Market Portfolio

of

The RBB Fund, Inc.

Supplement dated June 24, 2011

To Prospectus dated December 31, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

1. Transfer of Investment Advisory Obligations

Effective June 30, 2011, BlackRock Advisors, LLC (“BALLC”) will replace BlackRock Institutional Management Corporation (“BIMC”) as investment adviser to the Money Market Portfolio of The RBB Fund, Inc. (the “Portfolio”).   The change is the result of the transfer of BIMC’s investment advisory obligations to BALLC, its direct parent entity, in anticipation of the liquidation of BIMC (the “Reorganization”). Both BIMC and BALLC are investment advisers registered with the SEC.

At a meeting held on May 18, 2011, the Board of Directors (“Board”) of The RBB Fund, Inc. approved a new Investment Advisory and Administration Agreement with BALLC for the Portfolio. The new Investment Advisory and Administration Agreement is identical to the existing Investment Advisory and Administration Agreement in all material respects with the exception of the name of the new adviser and the date of the agreement.

BALLC’s appointment as investment adviser to the Portfolio will not result in any material change in the nature or the level of investment advisory services provided to the Portfolio. Under the new Investment Advisory and Administration Agreement for the Portfolio, BALLC will provide investment advisory services in its capacity as investment adviser to the Portfolio on the same terms and conditions as such investment advisory services were provided to the Portfolio under the existing Investment Advisory and Administration Agreement with BIMC. The investment advisory fees currently paid to the investment adviser will not increase as a result of the new Investment Advisory and Administration Agreement.

The transfer of investment advisory functions from BIMC to BALLC will not result in an assignment of the investment advisory agreements for the Portfolio because there will be no change of actual control or management of the investment adviser. There will be no change in management because the same portfolio management team will advise the Portfolio under BALLC as it currently does under BIMC. Additionally, BIMC and BALLC are currently both indirect wholly owned subsidiaries of BlackRock, Inc. and BALLC will continue to be an indirect wholly-owned subsidiary of BlackRock, Inc. after the proposed Reorganization.

BALLC is a registered investment adviser that was organized in 1994 to perform advisory services for investment companies.  Its principal offices are located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

2. Change to Wire Instructions

It is expected that, during the third quarter of 2011, the PNC Bank wire instructions used for making wire purchases of the Fund will change to new BNY Mellon wire instructions. Before sending any wire, please call the BlackRock Money Market Portfolio — Bedford Class Shares Shareholder Services number at 1-800-888-9723 to confirm the current wire instructions for the BlackRock Money Market Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE